UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06665

T. Rowe Price Mid-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

Mid-Cap Growth Fund	June 30, 2013

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

A small stumble in June kept the market from posting six straight months of gains in the first half of 2013, a very encouraging performance against a backdrop of a slow-growth economy and modest corporate profit gains. Mid-cap growth stocks outperformed the overall market, and we are pleased to report that our fund did a bit better still. As we discuss below, however, we always have an eye on trends that appear to be unsustainable, whether in the context of individual stocks or the overall economy. We are keeping a particularly close eye on the Federal Reserve’s ballooning balance sheet, which has been deployed to keep long-term interest rates artificially low. When its bond purchases stop growing, as they eventually must, rising interest rates threaten to remove one prop from the bull market and send investors scrambling. Our mission is to find companies that are poised to prosper in a normalized interest rate environment and in an economy that grows slowly on its own.

The Mid-Cap Growth Fund returned 14.95% in the six months ended June 30, 2013. (Returns for Advisor and R Class shares were lower due to their different fee structure.) Our portfolio modestly outperformed both its Russell and S&P indexes in the period, as well as its Lipper peer group. The fund remained favorably ranked relative to its competitors over all time periods—and is the top-ranked fund of its kind since its inception in 1992. (Based on cumulative total return, Lipper ranked the Mid-Cap Growth Fund 111 of 390, 84 of 347, 47 of 312, 14 of 218, and 1 of 27 funds in the mid-cap growth funds category for the 1-, 3-, 5-, and 10-year and since-inception periods ended June 30, 2013, respectively. Past performance cannot guarantee future results.) Please note that in future communications, we will not refer to the S&P MidCap 400 Index, which does not reflect the performance of our growth-oriented investment universe as well as the Russell and Lipper indexes.

In the first half of 2013, stocks continued the impressive rally they began last fall, building, in turn, on the bull market that has continued mostly unabated since the depths of the financial crisis. By late May, the surge took the Russell Midcap Growth Index up by over 27% from its lows six months earlier, sending the index further into record territory. At its highs in May, the index had more than tripled off the bear market bottom it established only four years ago.

Though the duration and magnitude of the current bull market are now about average for the postwar period, the advance in recent months generally reflected fundamentals: The U.S. economy continues to heal; the federal government budget deficit is shrinking at a rapid pace, in spite of Washington’s gridlock; state budgets are growing again; consumer balance sheets are improving; housing prices are recovering; the country is becoming more energy self-sufficient by the day; and evidence of the manufacturing renaissance we have discussed in many of our letters over the past few years is becoming more abundant. Equally, if not more important, stocks remain a compelling alternative to bonds, which yield very little, and cash, which offers almost no yield at all. Even after further gains, stocks remained reasonably valued overall relative to historical norms, even when adjusting for a more normalized interest rate environment.

To be sure, the interest rate setting was far from normal in the past six months. The Federal Reserve continued to put downward pressure on long-term interest rates through its massive monthly purchases of long-term agency mortgage-backed securities and Treasury bonds, a program popularly known as “QE3.” While part of the Fed’s intention was to keep lending rates low for businesses and consumers—and record-low mortgage rates appeared to have helped establish the rebound in the housing sector—the program has forced investors looking for yield into riskier assets, including equities. Indeed, typically defensive and high-yielding utilities and consumer staples stocks outperformed the broader market in early 2013 as many investors who might otherwise have purchased bonds sought alternatives to record-low nominal yields.

To us and many others, the Fed’s plan to stimulate the economy by manipulating asset prices and encouraging risk taking seems ill-advised and increasingly ineffective. If 0% short-term interest rates are the equivalent of “spiking the punch bowl,” to borrow a metaphor from a former Fed official, then manipulating the yield on the 10-year Treasury note below the rate of inflation seems akin to adding a powerful hallucinogenic to the mix. The Fed’s policy has distorted markets by encouraging excessive risk taking by banks and institutions such as pension funds. Moreover, this is a particularly bitter potion to some constituencies, such as retirees, who need to earn income from low-risk investments.

Nevertheless, the party on Wall Street rumbled on, with a modest interruption toward the end of the first half. On June 19, Fed Chairman Ben Bernanke announced that risks to the economy had diminished since the inception of the QE3 program last fall, and, therefore, the Fed might begin to reduce asset purchases in the coming months should the recovery remain on track. Though this seemed like a benign statement of the obvious, it set off a brief rout in the equity and bond markets, both in the U.S. and overseas. Fed officials quickly sought to calm fears that higher rates were imminent, and markets recovered to end the period just below the highs they had established in mid-May. Nevertheless, the market’s brief tantrum portends volatility ahead when the Fed finally does begin to move toward more normalized credit conditions.

Mid-cap growth shares underperformed their value counterparts over the past six months and lagged substantially over the past year; we view growth as more attractive than value at this juncture. Mid-cap valuations are generally in line with historical averages, with only isolated indications of “frothiness” in the investment universe. However, large-cap growth shares, after underperforming over much of the past decade, appear somewhat cheaper and more compelling.

PORTFOLIO REVIEW

In past letters, we have described our wariness toward consumer discretionary stocks, as household debt burdens, though improved, remain high. At least in the short term, it has been a mistake to be so cautious, but the sector has delivered good results for the fund nonetheless. One of our top consumer performers was video streaming and DVD rental provider Netflix. The company has had more than its share of ups and downs in recent years, and we took advantage of a period of extreme investor skepticism to buy the shares in late 2011. Netflix was the top performer in the S&P 500 early in 2013 as the company reported healthy subscriber growth; its initial foray into original programming was a critical success; and investors concluded that the industry pioneer was destined to maintain its dominant lead in online entertainment. An even bigger contributor to the fund was cable operator Charter Communications. The stock benefited from an investment by John Malone’s Liberty Media, which provided a stamp of approval from the industry’s most legendary investor and attested to the quality of Charter’s management team, which has led an impressive turnaround at the company. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Health care is another key focus of our fund and also contributed significantly to results, thanks in large part to several biotechnology holdings. One of our leading contributors was a new position in Vertex Pharmaceuticals, a biotechnology company that announced exciting clinical data for its new cystic fibrosis drug. Health care providers and medical technology firms also offer good growth opportunities. Covance, a global provider of drug development services, performed well thanks to growing sales of late-stage drug development, such as conducting lab tests for clinical trials. A notable detractor in the period was device maker Edwards Lifesciences. The company experienced poor uptake in the U.S. market of its minimally invasive heart valve product, and investors worried about competition on the horizon.

Technology shares lagged the overall market, but our holdings in the sector performed substantially better and contributed solidly to our results. Akamai Technologies exceeded market expectations, reporting robust growth in its content distribution business. The company’s platform enables enterprises to provide secure and sophisticated content to any device in any location. On-demand travel and expense software provider Concur Technologies also contributed to our performance. The company continues to innovate and is pioneering a more efficient business travel “ecosystem” with its mobile platform and tools that provide location-based, real-time services. We eliminated voice recognition software firm Nuance Communications. We believe voice recognition will be one of the key growth technologies of the coming decade, but we were discouraged by Nuance’s unfocused investment in too many areas, its high level of debt, and its poor corporate governance. Technology services firm Gartner was one of our leading contributors, but we trimmed our large holding in the belief that its valuation was a tad rich.

Financials is a relatively small part of the fund, but two holdings contributed strong performances, while one notably detracted. Options and futures exchange operator CBOE Holdings reported solid quarterly earnings growth driven by cost controls and, more importantly, increased volumes in proprietary volatility and option products. TD Ameritrade Holding, a leading discount broker, continued to gain market share and provided investors a glimpse of how its earnings might grow in a rising interest rate environment. In retrospect, we purchased title insurer Fidelity National Financial a little too soon, as investors have punished the stock over worries over rising interest rates and falling mortgage refinance volumes. We believe a healthier new home purchase market will eventually more than offset the imminent decline in refinancings for this industry leader. This is an excellent example of a situation where we are willing to ride through a few quarters of volatility while we wait for what we believe will be a handsome payoff for a strong business in two to three years. While many investors are focused on the short term, we believe our willingness to evaluate businesses based on where we think they will be several years hence has been a key component in the long-term success of our fund.

Industrials remain a key focus for the fund, but we have recently modestly trimmed our exposure in an effort to moderate some of the cyclicality within the portfolio. Somewhat unusually for us, no industrial stock cracked the list of our top 10 contributors over the past six months, but we enjoyed solid results from a number of holdings. Conversely, one of our leading detractors was McDermott International, a global engineering and construction firm focused on the offshore oil and natural gas industry. In recent months, the firm has executed poorly on several projects that resulted in charges to earnings. During the period, we initiated a position in Nordson, a leading manufacturer of adhesive and coating equipment for electronics and industrials markets, and we eliminated machinery firm Gardner Denver, which was purchased by private-equity firm KKR.

Materials holdings were the sole segment to weigh on results in the period. Gold prices plunged as investors became more secure in global economic prospects and long-term bond yields became somewhat more attractive. This took a heavy toll on our gold-related holdings Franco-Nevada and Agnico Eagle Mines. Energy holdings fared somewhat better over the past six months after being a drag on performance in 2012. In fact, EQT was one of our leading contributors after reporting impressive production growth in its wells in the Marcellus shale field in Pennsylvania and West Virginia. Our energy analysts believe the Permian Basin in West Texas holds greater potential for long-lived, low-cost horizontal oil inventory than any other area in the United States, and we recently added Concho Resources, a well-placed producer in that region, to our portfolio.

INVESTMENT STRATEGY AND OUTLOOK

In past letters, we have described what distinguishes our style of valuation-conscious growth investing from a “momentum” approach. Momentum growth investors seek companies that demonstrate high and accelerating growth rates. While this investing philosophy is sometimes practiced by simply extrapolating past gains into future ones, momentum investing can be better justified on the basis that stellar profit growth is symptomatic of some special advantage—perhaps a revolutionary technology or a booming new market—that will persist into the future.

The mid-cap growth sector is a prime hunting ground for momentum chasers, and we are presented with these investment opportunities on a regular basis. We are often visited by company managements that have achieved extraordinary results for a few quarters or even several years. Advocates of these companies tend to argue that their high valuations are justified by their high growth rates. These companies dominated the technology investment landscape in the late 1990s, but they continue to pop up today in industries as divergent as cloud-based software and high-end retailing.

The key, of course, is the persistency or duration of their high levels of growth. Some companies really do continue to grow at extraordinary rates for years and years, but they are rare. In the vast majority of cases, these hyper-growth companies will downshift over time as their markets attract other entrants, competitive advantages fade, they make a small misstep, or their growth simply degrades as they battle the law of large numbers—trees don’t grow to the sky, as the saying goes, and neither do profits. When growth does slow, the consequences to their highflying valuations can be severe. Even a small earnings or revenue miss can send a stock sharply lower, and yesterday’s market darling can be transformed into a has-been. The best way for a momentum investor to profit is to get out just before the momentum slows—a trick few manage with any consistency.

Our investment approach is very different. Our goal is to own companies for several years—we have owned a few for a decade or more—a period that will include some setbacks. On a broader level, it is also a strategy predicated on the knowledge that economic growth will slow or turn negative and weigh on profits for even the best firms at times.

With the global economy continuing a multiyear recovery from the financial crisis, it seems unlikely that many companies will be able to grow profits at very high rates in the coming years, even if economic activity picks up. Given that revenue growth is likely to remain subdued, and with fewer cost-cutting options available to companies to boost the bottom line, we are devoting increasing attention to how companies allocate their capital. Shareholder-friendly policies can be an important way for companies to improve their returns on capital. While heavily focused on dividends in recent months, investors have generally been less attuned to the important role of well-timed stock buybacks, in particular. The massive amount of cash on companies’ books suggests ample room for incremental buybacks should stock prices pull back again in the coming months.

More generally, we believe our focus on investing in strong and steady firms has positioned the portfolio for an era of higher interest rates and less stimulus-reliant growth—an environment that will reward companies with responsible managements and real competitive advantages. To be sure, weaning the markets off of Fed stimulus will be difficult, and we would not be surprised to see further “taper tantrums” such as markets experienced in June. On balance, however, we are optimistic that the real economy will remain on track and continue to create opportunities for long-term investors.

Respectfully submitted,

Brian W.H. Berghuis
President of the fund and chairman of its Investment Advisory Committee

John F. Wakeman
Executive vice president of the fund

July 23, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as defined by Lipper Inc.

Russell Midcap Growth Index: An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/13
CarMax	1.7%
IHS	1.7
Fiserv	1.5
Laboratory Corporation of America	1.5
DENTSPLY International	1.4
EQT	1.4
Calpine	1.4
Textron	1.3
ManpowerGroup	1.3
Charter Communications	1.3
Covance	1.3
Pall	1.3
Quanta Services	1.2
Range Resources	1.2
Roper Industries	1.2
IDEX	1.2
Amdocs	1.2
Fastenal	1.2
Babcock & Wilcox	1.2
CareFusion	1.1
Gartner	1.1
Dollar General	1.1
AMETEK	1.1
JDS Uniphase	1.1
Red Hat	1.1
Total	32.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/13

Best Contributors		Worst Contributors	
Charter Communications	32¢	Agnico Eagle Mines	-27¢
Green Mountain Coffee*	24	Franco-Nevada	-20
Netflix	23	McDermott International	-11
EQT	23	Edwards Lifesciences	-8
CBOE Holdings	22	Red Hat	-6
Cree	22	Nuance Communications**	-6
Gartner	21	Fidelity National Financial*	-4
TD Ameritrade Holding	21	Aruba Networks**	-4
Covance	20	Martin Marietta Materials*	-3
CarMax	20	Whitewave Foods*	-3
Total	228¢	Total	-92¢

12 Months Ended 6/30/13

Best Contributors		Worst Contributors	
CarMax	45¢	Agnico Eagle Mines	-14¢
Regeneron Pharmaceuticals	36	LivingSocial	-13
Charter Communications*	32	Edwards Lifesciences	-13
Covance	31	McDermott International	-11
Hertz Global Holdings	30	Tibco Software	-11
EQT	29	Nuance Communications**	-11
ManpowerGroup	29	Red Hat	-10
Cree	28	Dollar General	-9
Netflix	27	Spirit Aerosystems**	-9
Gartner	27	Franco-Nevada	-8
Total	314¢	Total	-109¢

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE						
Beginning of period	$ 56.47	$ 52.73	$ 58.53	$ 47.49	$ 32.67	$ 57.67
Investment activities						
Net investment income (loss)(1)	(0.09)	0.01	(0.20)	(0.06)	(0.10)	(0.14)
Net realized and unrealized gain / loss	8.53	7.27	(0.71)	13.37	14.95	(22.87)
Total from investment activities	8.44	7.28	(0.91)	13.31	14.85	(23.01)
Distributions						
Net realized gain	–	(3.54)	(4.89)	(2.27)	(0.03)	(1.99)
NET ASSET VALUE						
End of period	**$ 64.91**	**$ 56.47**	**$ 52.73**	**$ 58.53**	**$ 47.49**	**$ 32.67**

Ratios/Supplemental Data

Total return(2)	14.95%	13.91%	(1.21)%	28.06%	45.44%	(39.69)%
Ratio of total expenses to average net assets	0.78%(3)	0.80%	0.80%	0.80%	0.83%	0.82%
Ratio of net investment income (loss) to average net assets	(0.30)%(3)	0.02%	(0.34)%	(0.12)%	(0.26)%	(0.28)%
Portfolio turnover rate	14.1%	29.6%	30.6%	30.1%	30.7%	32.7%
Net assets, end of period (in millions)	$ 18,965	$ 16,860	$ 16,308	$ 18,951	$ 14,664	$ 9,405

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE						
Beginning of period	$ 55.32	$ 51.72	$ 57.47	$ 46.77	$ 32.24	$ 57.07
Investment activities						
Net investment loss[(1)]	(0.16)	(0.13)	(0.34)	(0.18)	(0.18)	(0.23)
Net realized and unrealized gain / loss	8.36	7.12	(0.68)	13.15	14.74	(22.61)
Total from investment activities	8.20	6.99	(1.02)	12.97	14.56	(22.84)
Distributions						
Net realized gain	–	(3.39)	(4.73)	(2.27)	(0.03)	(1.99)
NET ASSET VALUE						
End of period	**$ 63.52**	**$ 55.32**	**$ 51.72**	**$ 57.47**	**$ 46.77**	**$ 32.24**

Ratios/Supplemental Data

Total return[(2)]	14.82%	13.62%	(1.43)%	27.77%	45.15%	(39.81)%
Ratio of total expenses to average net assets	1.03%[(3)]	1.04%	1.04%	1.03%	1.04%	1.02%
Ratio of net investment (loss) to average net assets	(0.54)%[(3)]	(0.23)%	(0.58)%	(0.34)%	(0.46)%	(0.49)%
Portfolio turnover rate	14.1%	29.6%	30.6%	30.1%	30.7%	32.7%
Net assets, end of period (in millions)	$ 949	$ 912	$ 951	$ 1,084	$ 650	$ 343

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE						
Beginning of period	$ 54.35	$ 50.85	$ 56.57	$ 46.19	$ 31.92	$ 56.69
Investment activities						
Net investment loss[1]	(0.24)	(0.28)	(0.49)	(0.32)	(0.27)	(0.35)
Net realized and unrealized gain / loss	8.22	7.00	(0.67)	12.97	14.57	(22.43)
Total from investment activities	7.98	6.72	(1.16)	12.65	14.30	(22.78)
Distributions						
Net realized gain	–	(3.22)	(4.56)	(2.27)	(0.03)	(1.99)
NET ASSET VALUE						
End of period	**$ 62.33**	**$ 54.35**	**$ 50.85**	**$ 56.57**	**$ 46.19**	**$ 31.92**

Ratios/Supplemental Data						
Total return[2]	**14.68%**	**13.31%**	**(1.72)%**	**27.43%**	**44.79%**	**(39.97)%**
Ratio of total expenses to average net assets	1.29%[3]	1.31%	1.31%	1.32%	1.29%	1.27%
Ratio of net investment (loss) to average net assets	(0.80)%[3]	(0.51)%	(0.85)%	(0.63)%	(0.71)%	(0.74)%
Portfolio turnover rate	14.1%	29.6%	30.6%	30.1%	30.7%	32.7%
Net assets, end of period (in thousands)	$ 267,276	$ 242,722	$ 261,125	$ 296,134	$ 180,794	$ 100,718

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 95.2%		
CONSUMER DISCRETIONARY 15.5%		
Automobiles 1.1%		
Harley-Davidson	2,500,000	137,050
Tesla Motors (1)	725,000	77,887
		214,937
Hotels, Restaurants & Leisure 3.6%		
Chipotle Mexican Grill (1)	200,000	72,870
Choice Hotels International	2,550,000	101,210
Marriott, Class A	4,000,000	161,480
Norwegian Cruise Line Holdings (1)	3,000,000	90,930
Panera Bread, Class A (1)	550,000	102,267
SeaWorld Entertainment	1,018,100	35,735
Tim Hortons	3,000,000	162,390
		726,882
Internet & Catalog Retail 2.1%		
Groupon (1)	11,000,000	93,500
Liberty Interactive (1)	3,000,000	69,030
Netflix (1)	600,000	126,654
TripAdvisor (1)	2,250,000	136,957
		426,141
Media 1.6%		
Charter Communications, Class A (1)	2,100,000	260,085
Discovery Communications, Class C (1)	750,000	52,245
		312,330
Multiline Retail 2.8%		
Dollar General (1)	4,500,000	226,935
Dollar Tree (1)	3,250,000	165,230
Kohl's	3,500,000	176,785
		568,950

Specialty Retail 4.2%		
AutoZone (1)	500,000	211,845
CarMax (1)	7,250,000	334,660
DSW, Class A	1,500,000	110,205
O'Reilly Automotive (1)	1,750,000	197,085
		853,795
Total Consumer Discretionary		3,103,035
CONSUMER STAPLES 3.5%		
Food & Staples Retailing 0.9%		
Fresh Market (1)	1,000,000	49,720
Whole Foods Market	2,500,000	128,700
		178,420
Food Products 2.6%		
Dean Foods (1)(2)	9,528,400	95,475
Green Mountain Coffee (1)	2,700,000	202,662
TreeHouse Foods (1)(2)	2,000,000	131,080
Whitewave Foods, Class A (1)(2)	2,600,000	42,250
Whitewave Foods, Class B (1)(2)	3,500,000	53,200
		524,667
Total Consumer Staples		703,087
ENERGY 5.5%		
Oil, Gas & Consumable Fuels 5.5%		
Concho Resources (1)	1,250,000	104,650
EQT	3,500,000	277,795
Laredo Petroleum Holdings (1)	1,000,000	20,560
Pioneer Natural Resources	1,000,000	144,750
Range Resources	3,250,000	251,290
SM Energy (2)	3,500,000	209,930

HEALTH CARE 18.1%

Biotechnology 4.9%

Alexion Pharmaceuticals (1)	1,300,000	119,912
Alkermes (1)	5,250,000	150,570
Cubist Pharmaceuticals (1)	1,000,000	48,300
Elan, ADR (1)	5,700,000	80,598
Incyte (1)	2,250,000	49,500
ONYX Pharmaceuticals (1)	1,000,000	86,820
Pharmacyclics (1)	675,000	53,642
Quintiles Transnational Holdings (1)	355,980	15,151
Regeneron Pharmaceuticals (1)	675,000	151,794
Theravance (1)	2,750,000	105,957
Vertex Pharmaceuticals (1)	1,500,000	119,805
		982,049

Health Care Equipment & Supplies 5.0%

CareFusion (1)	6,250,000	230,312
Cooper Companies	1,200,000	142,860
DENTSPLY International	7,000,000	286,720
Edwards Lifesciences (1)	850,000	57,120
IDEXX Laboratories (1)	2,125,000	190,783
Teleflex	1,250,000	96,863
		1,004,658

Health Care Providers & Services 4.3%

Catamaran (1)	2,250,000	109,620
Henry Schein (1)	2,000,000	191,500
Laboratory Corporation of America (1)	3,000,000	300,300
MEDNAX (1)	1,250,000	114,475
Universal Health Services	2,400,000	160,704
		876,599

Life Sciences Tools & Services 3.4%

Agilent Technologies	4,000,000	171,040
Bruker (1)	7,500,000	121,125

Covance (1)(2)	3,400,000	258,876
Illumina (1)	1,300,000	97,292
Mettler-Toledo International (1)	225,000	45,270
		693,603
Pharmaceuticals 0.5%		
Valeant Pharmaceuticals International (1)	1,250,000	107,600
		107,600
Total Health Care		3,664,509
INDUSTRIALS & BUSINESS SERVICES 21.5%		
Aerospace & Defense 1.3%		
Textron	10,000,000	260,500
		260,500
Airlines 0.4%		
Alaska Air Group (1)	1,600,000	83,200
		83,200
Commercial Services & Supplies 2.6%		
Clean Harbors (1)	950,000	48,003
IHS (1)	3,200,000	334,016
Waste Connections	3,500,000	143,990
		526,009
Construction & Engineering 1.3%		
Quanta Services (1)	9,525,000	252,032
		252,032
Electrical Equipment 4.5%		
Acuity Brands	1,375,000	103,840
AMETEK	5,200,000	219,960
Babcock & Wilcox (2)	8,000,000	240,240
Roper Industries	2,000,000	248,440

Sensata Technologies Holding (1)	3,000,000	104,700
		917,180
Industrial Conglomerates 0.4%		
McDermott International (1)	10,405,857	85,120
		85,120
Machinery 4.5%		
Colfax (1)	2,650,000	138,092
Gardner Denver	—	—
IDEX (2)	4,500,000	242,145
Nordson	1,000,000	69,310
Pall	3,850,000	255,755
Rexnord (1)	2,200,000	37,070
WABCO Holdings (1)	2,250,000	168,052
		910,424
Professional Services 3.0%		
Equifax	3,000,000	176,790
ManpowerGroup (2)	4,750,000	260,300
Verisk Analytics, Class A (1)	2,875,000	171,637
		608,727
Road & Rail 2.3%		
Hertz Global Holdings (1)	6,100,000	151,280
J.B. Hunt Transport Services	2,000,000	144,480
Kansas City Southern	1,500,000	158,940
		454,700
Trading Companies & Distributors 1.2%		
Fastenal	5,250,000	240,713
		240,713
Total Industrials & Business Services		4,338,605

INFORMATION TECHNOLOGY 18.3%

Communications Equipment 2.1%		
JDS Uniphase (1)(2)	15,000,000	215,700
Motorola Solutions	3,500,000	202,055
		417,755
Computers & Peripherals 0.4%		
SanDisk (1)	1,250,000	76,375
		76,375
Electronic Equipment, Instruments & Components 0.8%		
IPG Photonics	1,275,000	77,431
Trimble Navigation (1)	3,500,000	91,035
		168,466
Internet Software & Services 2.3%		
Akamai Technologies (1)	5,000,000	212,750
Dropbox , Acquisition Date: 5/1/12 Acquisition Cost $3,992 (1)(4)(5)	441,181	3,393
LinkedIn (1)	375,000	66,863
VeriSign (1)	4,000,000	178,640
		461,646
IT Services 5.0%		
Amdocs	6,500,000	241,085
Fiserv (1)	3,500,000	305,935
Gartner (1)	4,000,000	227,960
Global Payments	2,500,000	115,800
Vantiv, Class A (1)	4,050,000	111,780
		1,002,560
Semiconductor & Semiconductor Equipment 3.5%		
Altera	4,000,000	131,960
Atmel (1)	16,000,000	117,600
Avago Technologies	2,500,000	93,450
Cree (1)	1,500,000	95,790

Intersil Holding, Class A	400,000	3,128
Microchip Technology	2,500,000	93,125
Xilinx	4,500,000	178,245
		713,298
Software 4.2%		
Concur Technologies (1)	2,000,000	162,760
FactSet Research Systems	2,000,000	203,880
Red Hat (1)	4,500,000	215,190
ServiceNow (1)	2,800,000	113,092
Tableau Software (1)	212,500	11,777
TIBCO Software (1)	1,750,000	37,450
Workday (1)	1,600,000	102,544
		846,693
Total Information Technology		3,686,793
MATERIALS 3.2%		
Chemicals 1.5%		
Celanese, Series A	3,000,000	134,400
Rockwood Holdings	2,550,000	163,276
		297,676
Construction Materials 0.5%		
Martin Marietta Materials	1,000,000	98,420
		98,420
Containers & Packaging 0.2%		
Ball	1,075,000	44,655
		44,655
Metals & Mining 1.0%		
Agnico Eagle Mines	3,500,000	96,390

Franco-Nevada (CAD)	3,000,000	107,398
		203,788
Total Materials		644,539
UTILITIES 1.4%		
Independent Power Producers & Energy Traders 1.4%		
Calpine (1)	13,000,000	275,990
Total Utilities		275,990
Total Miscellaneous Common Stocks 0.1% (3)		26,501
Total Common Stocks (Cost $13,018,091)		19,221,710
CONVERTIBLE PREFERRED STOCKS 0.3%		
CONSUMER DISCRETIONARY 0.1%		
Internet & Catalog Retail 0.1%		
coupons.com, Acquisition Date: 6/1/11 Acquisition Cost $41,923 (1)(4)(5)	7,631,664	20,892
Total Consumer Discretionary		20,892
INFORMATION TECHNOLOGY 0.2%		
Internet Software & Services 0.2%		
Dropbox, Class A, Acquisition Date: 5/1/12 Acquisition Cost $5,263 (1)(4)(5)	581,600	4,473
Dropbox, Class A-1 Acquisition Date: 5/1/12 Acquisition Cost $26,098 (1)(4)(5)	2,884,077	22,184
LivingSocial, Acquisition Date: 4/1/11 Acquisition Cost $52,158 (1)(4)(5)	9,229,900	5,353
Total Information Technology		32,010
Total Convertible Preferred Stocks (Cost $125,443)		52,902

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $14,053,913)	$ 20,184,991
Receivable for investment securities sold	106,125
Receivable for shares sold	11,913
Dividends receivable	5,371
Other assets	102
Total assets	20,308,502
Liabilities	
Payable for investment securities purchased	57,519
Payable for shares redeemed	56,372
Investment management fees payable	10,528
Due to affiliates	1,393
Other liabilities	1,713
Total liabilities	127,525
NET ASSETS	**$ 20,180,977**
Net Assets Consist of:	
Accumulated net investment loss	$ (30,864)
Accumulated undistributed net realized gain	840,259
Net unrealized gain	6,131,078
Paid-in capital applicable to 311,398,679 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	13,240,504
NET ASSETS	**$ 20,180,977**
NET ASSET VALUE PER SHARE	
Investor Class	
($18,965,042,143 / 292,174,521 shares outstanding)	**$ 64.91**
Advisor Class	
($948,658,141 / 14,935,736 shares outstanding)	**$ 63.52**
R Class	
($267,276,483 / 4,288,422 shares outstanding)	**$ 62.33**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 6/30/13		Year Ended 12/31/12
Increase (Decrease) in Net Assets				
Operations				
Net investment loss	$	(30,864)	$	(202)
Net realized gain		949,648		1,662,404
Change in net unrealized gain / loss		1,765,508		712,145
Increase in net assets from operations		2,684,292		2,374,347
Distributions to shareholders				
Net realized gain				
Investor Class		–		(1,008,177)
Advisor Class		–		(52,990)
R Class		–		(13,765)
Decrease in net assets from distributions		–		(1,074,932)
Capital share transactions*				
Shares sold				
Investor Class		1,148,991		2,099,656
Advisor Class		93,307		182,312
R Class		20,085		40,797
Distributions reinvested				
Investor Class		–		971,671
Advisor Class		–		49,259
R Class		–		13,764
Shares redeemed				
Investor Class		(1,561,986)		(3,730,868)
Advisor Class		(188,258)		(339,489)
R Class		(30,681)		(91,796)
Decrease in net assets from capital share transactions		(518,542)		(804,694)
Net Assets				
Increase during period		2,165,750		494,721
Beginning of period		18,015,227		17,520,506
End of period	$	20,180,977	$	18,015,227
Undistributed (accumulated) net investment income (loss)		(30,872)		–

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The fund has three classes of shares: the Mid-Cap Growth Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1992; the Mid-Cap Growth Fund–Advisor Class (Advisor Class), offered since March 31, 2000; and the Mid-Cap Growth Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $243,000 for the six months ended June 30, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2013, the fund realized $100,541,000 of net gain on $224,087,000 of in-kind redemptions.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2013, totaled $2,492,000 for the six months ended June 30, 2013.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, or the lending agent fails to perform. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2013, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $2,664,128,000 and $3,568,233,000, respectively, for the six months ended June 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2012, the fund had $52,140,000 of available capital loss carryforwards.

At June 30, 2013, the cost of investments for federal income tax purposes was $14,077,474,000. Net unrealized gain aggregated $6,107,517,000 at period-end, of which $6,387,873,000 related to appreciated investments and $280,356,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.35% of the fund’s average daily net assets up to $15 billion and 0.30% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2013, the effective annual group fee rate was 30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2013, expenses incurred pursuant to these service agreements were $71,000 for Price Associates; $1,308,000 for T. Rowe Price Services, Inc.; and $3,549,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2013, the fund was charged $90,000 for shareholder servicing costs related to the college savings plans, of which $72,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2013, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2013, the fund was allocated $63,000 of Spectrum Funds’ expenses and $2,516,000 of Retirement Funds’ expenses. Of these amounts, $1,369,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2013, approximately 1% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 14% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the total expense ratio for the Investor Class and Advisor Class was below the median for comparable funds, and the total expense ratio for the R Class was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013